Exhibit 99.1

July 26, 2012

JANUS CAPITAL GROUP INC. ANNOUNCES

SECOND QUARTER 2012 RESULTS

DENVER — Janus Capital Group Inc. (“JCG”) (NYSE: JNS) today reported second quarter net income of $23.4 million, or $0.13 per diluted share, compared with first quarter 2012 net income of $22.6 million, or $0.12 per diluted share and net income of $41.9 million, or $0.23 per diluted share, in the second quarter 2011. First quarter 2012 included a charge of $0.03 per share from the early extinguishment of debt and a change in the long-term incentive compensation forfeiture estimate.

Flows and Assets Under Management

Average assets under management during the second quarter 2012 were $155.0 billion compared with $158.9 billion during the first quarter 2012 and $171.6 billion during the second quarter 2011.

At June 30, 2012, JCG’s total assets under management were $152.4 billion compared with $164.0 billion at March 31, 2012 and $169.8 billion at June 30, 2011.

The decrease in complex-wide assets during the second quarter 2012 primarily reflects net market depreciation of $7.6 billion and long-term net outflows of $3.9 billion. Mathematical equity and fundamental equity long-term net outflows totaled $2.5 billion and $2.5 billion, respectively, while fixed income long-term net inflows totaled $1.1 billion.

Investment Performance

As of June 30, 2012, 47% of complex-wide mutual funds have a 4- or 5-star Overall Morningstar RatingTM.(1)

As of June 30, 2012, 40%, 18% and 72% of fundamental equity mutual fund assets ranked in the top half of their Lipper categories on a one-, three- and five-year total return basis, respectively.(2)

Fixed income mutual funds continue to generate strong long-term relative investment performance with 100% of mutual fund assets ranked in the top half of their Lipper categories on a one-, three- and five-year total return basis as of June 30, 2012.(3)

Mathematical equity relative investment performance has improved, with 35%, 79% and 75% of strategies surpassing their respective benchmarks, net of fees, over the one-, three- and five-year periods, respectively, as of June 30, 2012.(4)

(1) For the period ending June 30, 2012, 28%, 48% and 57% of complex-wide mutual funds had a 4- or 5-star Morningstar rating for the 3-, 5- and 10-year periods based on risk-adjusted returns for 43, 40 and 28 funds, respectively. 43 funds were included in the analysis for the overall period.

(2) References Lipper relative performance on an asset-weighted basis. For the 10-year period ending June 30, 2012, 80% of the 24 fundamental equity mutual funds outperformed the majority of their Lipper peers on an asset-weighted basis. For the 1-, 3-, 5- and 10-year periods ending June 30, 2012, 44%, 43%, 72% and 71% of the 39, 35, 32 and 24 fundamental equity mutual funds outperformed the majority of their Lipper peers based on total returns.

(3) References Lipper relative performance on an asset-weighted basis. For the 10-year period ending June 30, 2012, 100% of the 4 fixed income mutual funds outperformed the majority of their Lipper peers on an asset-weighted basis. For the 1-, 3-, 5- and 10-year periods ending June 30, 2012, 100%, 100%, 100% and 75% of the 5, 4, 4 and 4 fixed income mutual funds outperformed the majority of their peers based on total returns.

(4) For the period ending June 30, 2012, 0%, 50%, 75% and 60% of the mathematical equity mutual funds were beating their benchmarks on a 1-, 3-, 5-year and since-fund inception basis. Funds included in the analysis and their inception dates are: INTECH U.S. Growth Fund — Class S (1/03); INTECH U.S. Core Fund — Class T (2/03); INTECH U.S. Value Fund — Class I (12/05); INTECH International Fund — Class I (5/07); INTECH Global Dividend Fund — Class I (12/11).

Financial Discussion

Financial Highlights

(dollars in millions, except per share data or as noted)

	Three Months Ended
	June 30,	March 31,	June 30,
	2012	2012	2011

Average Assets (in billions)	$155.0	$158.9	$171.6
Ending AUM (in billions)	$152.4	$164.0	$169.8
Revenues	$206.0	$218.4	$264.0
Operating Expenses	$153.9	$161.9	$182.2
Operating Income	$52.1	$56.5	$81.8
Operating Margin	25.3%	25.9%	31.0%

Net Income	$23.4	$22.6	$41.9

Diluted Earnings per Share	$0.13	$0.12	$0.23

Second quarter 2012 revenues of $206.0 million decreased $12.4 million, or 5.7%, from first quarter 2012, primarily due to lower average assets under management driven by market depreciation and an increase in negative mutual fund performance fees. Second quarter 2012 operating expenses of $153.9 million decreased $8.0 million, or 4.9%, primarily from lower variable compensation expenses.

Non-operating items for the first quarter 2012 included a $7.2 million charge from the early extinguishment of debt.

Capital and Liquidity

At June 30, 2012, JCG had stockholders’ equity of $1.4 billion, cash and investments of $638.6 million and outstanding debt of $540.4 million.

As part of its capital and liquidity management, JCG repurchased 830,700 shares of its common stock at an average price of $7.56 per share and a total cost of $6.3 million during the second quarter 2012.

On July 24, 2012, JCG’s Board of Directors declared a regular quarterly cash dividend of $0.06 per share. The quarterly dividend will be paid on August 20, 2012, to stockholders of record at the close of business on August 6, 2012.

Second Quarter 2012 Earnings Call Information

JCG will discuss its results during a conference call on Thursday, July 26, 2012, at 10 a.m. Eastern Daylight Time. The call-in number will be (888) 397-5338. Anyone outside the U.S. or Canada should call (719) 325-2145. The slides used during the presentation will be available in the investor relations section of the Janus Capital Group website (http://ir.janus.com) approximately one hour prior to the call. For those unable to join the conference call at the scheduled time, an audio replay will be available on www.janus.com/ir.

About Janus Capital Group Inc.

Janus Capital Group Inc. (“JCG”) is a global investment firm offering strategies from three individual investment boutiques: Janus Capital Management LLC (“Janus”), INTECH Investment Management LLC (“INTECH”) and Perkins Investment Management LLC (“Perkins”). Each manager employs a research-intensive approach that is distinct within its respective asset class. This multi-boutique approach enables the firm to provide style-specific expertise across an array of strategies, including growth, value and mathematical equities, fixed income and alternatives through one common distribution platform.

At the end of June 2012, JCG managed $152.4 billion in assets for shareholders, clients and institutions around the globe. Based in Denver, JCG also has offices in Frankfurt, The Hague, Paris, London, Milan, Munich, Zurich, Singapore, Hong Kong, Tokyo and Melbourne.

Contact:

John Groneman, 303-336-7466

JANUS CAPITAL GROUP INC.

UNAUDITED

CONSOLIDATED STATEMENTS OF INCOME

(dollars in millions, except per share data or as noted)

	Three Months Ended
	June 30,	March 31,	June 30,
	2012	2012	2011
Revenues:
Investment management fees	$192.4	$202.0	$226.0
Performance fees	(21.9)	(19.0)	(0.2)
Shareowner servicing fees and other	35.5	35.4	38.2
Total	206.0	218.4	264.0

Operating expenses:
Employee compensation and benefits	66.6	72.0	79.9
Long-term incentive compensation	15.2	19.6	17.7
Marketing and advertising	6.1	4.8	8.2
Distribution	31.4	32.3	39.6
Depreciation and amortization	8.0	8.1	8.4
General, administrative and occupancy	26.6	25.1	28.4
Total	153.9	161.9	182.2

Operating income	52.1	56.5	81.8

Interest expense	(11.0)	(11.8)	(13.1)
Investment (losses) gains, net	(7.0)	6.3	(1.4)
Other income, net	1.8	0.1	0.5
Loss on early extinguishment of debt	—	(7.2)	—
Income tax provision	(11.2)	(17.2)	(22.3)

Net income	24.7	26.7	45.5

Noncontrolling interests	(1.3)	(4.1)	(3.6)

Net income attributable to JCG	$23.4	$22.6	$41.9

Diluted weighted-average shares outstanding (in millions)	185.4	185.4	184.5

Diluted earnings per share attributable to JCG common shareholders	$0.13	$0.12	$0.23

Average Assets Under Management (in billions)	$155.0	$158.9	$171.6

JANUS CAPITAL GROUP INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(dollars in millions)

	June 30,	December 31,
	2012	2011
Assets
Cash and cash equivalents	$304.1	$360.0
Investment securities	334.5	312.0
Other assets	170.8	185.1
Property and equipment, net	34.9	36.9
Intangible assets and goodwill, net	1,743.9	1,750.0
Total Assets	$2,588.2	$2,644.0

Liabilities and Stockholders’ Equity
Debt	$540.4	$595.2
Other liabilities	213.0	278.0
Deferred income taxes	431.8	421.7
Stockholders’ equity	1,403.0	1,349.1
Total Liabilities and Stockholders’ Equity	$2,588.2	$2,644.0

UNAUDITED CONDENSED CASH FLOW INFORMATION

(dollars in millions)

	Three Months Ended
	June 30,	March 31,	June 30,
	2012	2012	2011
Cash provided by (used in):
Operating activities	$71.1	$(4.9)	$93.3
Investing activities	6.9	(24.3)	(86.8)
Financing activities	(26.0)	(78.7)	(15.6)
Net change during period	$52.0	$(107.9)	$(9.1)

JANUS CAPITAL GROUP INC.

ASSETS & FLOWS BY INVESTMENT DISCIPLINE

(dollars in billions)

	Three Months Ended
	June 30, 2012	March 31, 2012	June 30, 2011
Growth/Core (1)
Beginning of period assets	$56.6	$49.7	$61.8
Sales	2.2	3.0	2.4
Redemptions	(3.5)	(3.9)	(5.9)
Net redemptions	(1.3)	(0.9)	(3.5)
Market/fund performance	(2.6)	7.8	0.2
End of period assets	$52.7	$56.6	$58.5

Global/International
Beginning of period assets	$21.2	$18.4	$28.6
Sales	1.0	1.0	1.2
Redemptions	(1.7)	(1.5)	(2.2)
Net redemptions	(0.7)	(0.5)	(1.0)
Market/fund performance	(2.9)	3.3	(1.5)
End of period assets	$17.6	$21.2	$26.1

Mathematical Equity (2)
Beginning of period assets	$42.7	$39.9	$44.2
Sales	0.6	0.5	2.3
Redemptions	(3.1)	(2.3)	(1.8)
Net sales (redemptions)	(2.5)	(1.8)	0.5
Market/fund performance	(1.0)	4.6	0.8
End of period assets	$39.2	$42.7	$45.5

Fixed Income (1)
Beginning of period assets	$22.7	$20.6	$16.1
Sales	3.2	3.0	2.1
Redemptions	(2.1)	(1.8)	(1.1)
Net sales	1.1	1.2	1.0
Market/fund performance	—	0.9	0.1
End of period assets	$23.8	$22.7	$17.2

Value (3)
Beginning of period assets	$19.3	$18.1	$21.3
Sales	1.0	1.2	1.4
Redemptions	(1.5)	(1.7)	(1.5)
Net redemptions	(0.5)	(0.5)	(0.1)
Market/fund performance	(1.1)	1.7	(0.2)
End of period assets	$17.7	$19.3	$21.0

Money Market
Beginning of period assets	$1.5	$1.5	$1.5
Sales	0.1	0.2	0.2
Redemptions	(0.2)	(0.2)	(0.2)
Net redemptions	(0.1)	—	—
Market/fund performance	—	—	—
End of period assets	$1.4	$1.5	$1.5

Total Company
Beginning of period assets	$164.0	$148.2	$173.5
Sales	8.1	8.9	9.6
Redemptions	(12.1)	(11.4)	(12.7)
Net redemptions	(4.0)	(2.5)	(3.1)
Market/fund performance	(7.6)	18.3	(0.6)
End of period assets	$152.4	$164.0	$169.8

Total Excluding Money Market
Beginning of period assets	$162.5	$146.7	$172.0
Sales	8.0	8.7	9.4
Redemptions	(11.9)	(11.2)	(12.5)
Net redemptions	(3.9)	(2.5)	(3.1)
Market/fund performance	(7.6)	18.3	(0.6)
End of period assets	$151.0	$162.5	$168.3

Notes:

(1)          Growth/core and fixed income assets reflect a 50%/50% split of the Janus Balanced Fund between the two categories.

(2)          Represents all assets managed by INTECH Investment Management LLC.

(3)          Represents all assets managed by Perkins Investment Management LLC.

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Data presented reflects past performance, which is no guarantee of future results. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS (52687) or visit janus.com/advisor/mutual-funds for performance, rankings and ratings current to the most recent month-end.

Janus Capital Group Inc. (“JCG”) provides investment advisory services through its primary subsidiaries, Janus Capital Management LLC (“Janus”), INTECH Investment Management LLC (“INTECH”) and Perkins Investment Management LLC (“Perkins”).

“Complex-Wide Mutual Funds” means all affiliated mutual funds managed by Janus, INTECH and Perkins. “Fundamental Equity Mutual Funds” means all mutual funds managed by Janus or Perkins that invest in equity securities. “Fixed Income Mutual Funds” means all mutual funds managed by Janus that invest primarily in fixed income securities. “Mathematical Equity Strategies” means all discretionary managed accounts (not mutual funds) that are advised or sub-advised by INTECH.

Mutual fund relative performance analysis shown is for each Fund’s initial share class: Class T, S or I Shares in the Janus retail fund (“JIF”) trust and the Institutional or Service Shares in the Janus Aspen Series (“JAS”). These share classes may not be eligible for purchase by all investors. Other share classes may have higher sales and management fees, which can result in differences in performance.

Investing involves risk, including the possible loss of principal. The value of your investment will fluctuate over time and you may gain or lose money. A fund’s performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to funds may include those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (“REITs”), derivatives, short sales and companies with relatively small market capitalizations. Each fund has different risks. Please see a Janus prospectus for more information about risk, fund holdings and other details.

Lipper performance on an asset-weighted basis is calculated by taking all funds and assigning the assets under management (“AUM”) in each respective fund to either the 1st, 2nd, 3rd or 4th quartile bucket based on each fund’s respective Lipper relative rankings.  The total AUM of each quartile’s bucket is then divided by complex-wide total AUM to arrive at the respective percent of AUM in each bucket. Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Funds not ranked by Lipper are not included in the analysis.

The Overall Morningstar RatingTM for a fund is derived from a weighted- average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar RatingTM metrics. For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages). The Morningstar RatingTM may differ among share classes of a mutual fund as a result of different sales loads and/or expense structures. It may be based, in part, on the performance of a predecessor fund. Morningstar does not rank funds with less than a 3-year performance history.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call JCG at (800) 525-3713 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC.

Certain statements in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “may fluctuate,” “forecast” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements. These statements are based on the beliefs and assumptions of Company management based on information currently available to management.

Various risks, uncertainties, assumptions and factors that could cause future results to differ materially from those expressed by the forward-looking statements included in this press release include, but are not limited to, risks specified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 included under headings such as “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in other filings and furnishings made by the Company with the SEC from time to time. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this press release may not occur. Many of these factors are beyond the control of the Company and its management. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this press release. Except for the Company’s ongoing obligations to disclose material information under the applicable securities law and stock exchange rules, the Company undertakes no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events.